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                         Amendment No.2 to Agreement of Lease

                                       Between

                        THE ESTATE OF JAMES CAMPBELL, DECEASED

                                       Landlord

                                         and

                             UNITED STATIONERS SUPPLY CO.

                                        Tenant

This Amendment No. 2 is to that certain Agreement of Lease dated as of January 5, 1994, and to that certain Amendment No. 1 to Agreement of Lease dated October 4, 1994, between THE ESTATE OF JAMES CAMPBELL, DECEASED (The "Landlord"), and UNITED STATIONERS SUPPLY CO., ("Tenant"), having its address at 2200 East Golf Road, Des Plaines, IL 60016-1267 (the "Lease").

Landlord and Tenant desire to amend the Lease.   In consideration of the mutual
covenants contained here, it is agreed:

    1.   ARTICLE 1 OF THE LEASE.

         The defined terms Fixed Rent and Term set forth in Article 1 of the Lease are amended as follows:

         FIXED RENT. -   Commencing April 1, 1997 the Fixed Rent shall increase
                        to $25,851.96 per month, triple net, through March 31, 1998. Commencing April 1, 1998 the Fixed Rent shall increase to $26,701.87 per month, triple net, through March 31, 1999.

         TERM -          April 1, 1997, to March 31, 1999.

     2. Tenant accepts Premises in "as is" condition.

     3. RENT ABATEMENT - Base rent shall be abated for the month of April 1997.

     4. Except as amended herein, the Lease is ratified and affirmed.

        Dated this 1st day of February, 1997

LANDLORD:

THE TRUSTEES UNDER THE WILL AND
OF THE ESTATE OF JAMES CAMPBELL,
DECEASED, acting in their fiduciary and not in their individual capacities

By:

By:


TENANT:
UNITED STATIONERS SUPPLY CO.

By:
Its  EVP/CFO



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STATE OF ILLINOIS       )
                        )   ss.
COUNTY OF COOK          )



    On this 6th day February, 1997, before me, a Notary Public in and for the State of Illinois, duly commissioned and sworn, personally appeared DANIEL H. BUSHELL, known to me to be the Executive Vice President and Chief Financial Officer of United Stationers Supply Co., an Illinois corporation and the corporation named in and which executed the foregoing instrument, and he acknowledged to me that he signed the same as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned.

    I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on the document.

    WITNESS my hand and official seal the day and year in this certificate above written.







                             Print Name

                             NOTARY PUBLIC in and for the State of Illinois My commission expires 4/21/97.